                       Morgan Stanley Special Growth Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2006 - August 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Visicu  4/4/0  6,000,  $16.00 $96,000    420     0.01%  0.00%   Morgan  Thomas
 Inc.     6     000             ,000                            Stanle  Weisel
                                                                  y,    Partne
                                                                Wachov    rns
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Thomas
                                                                Weisel
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y
Muelle  5/25/    -     $16.00 $400,00    95      0.00%  0.00%    Banc   Avonda
   r      06                   0,000                              of      le
 Water                                                          Americ  Partne
Produc                                                            a       rs
  ts,                                                           Securi
 Inc.                                                            ties
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Avonda
                                                                  le
                                                                Partne
                                                                 rs,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA)
                                                                 Inc.

                                                                 Banc
                                                                  of
                                                                Americ
Muelle  5/25/    -     $16.00 $400,00  26,295    0.11%  0.33%     a      Banc
   r      06                   0,000                            Securi    of
 Water                                                           ties   Americ
Produc                                                           LLC,      a
  ts,                                                           Morgan  Securi
 Inc.                                                           Stanle   ties
                                                                  y,      LLC
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Avonda
                                                                  le
                                                                Partne
                                                                 rs,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA)
                                                                 Inc.

                                                                 Banc
                                                                  of
Muelle  5/25/    -     $16.00 $400,00    95      0.00%  0.00%   Americ  Robins
   r      06                   0,000                              a       on-
 Water                                                          Securi  Humphr
Produc                                                           ties     ey
  ts,                                                            LLC,
 Inc.                                                           Morgan
                                                                Stanle
                                                                  y,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Avonda
                                                                  le
                                                                Partne
                                                                 rs,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA)
                                                                 Inc.